Accounting policies (Policies)	6 Months Ended
Jun. 30, 2018
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Major new IFRSs

Major new IFRSs

A number of new or amended standards became applicable for the current reporting period. ING Group changed its accounting policies as a result of adopting IFRS 9 ‘Financial Instruments’.

The impact of the adoption of IFRS 9 is disclosed in notes 1a and the new IFRS 9 accounting policies are disclosed in note 1b. The other standards and amendments, including IFRS 15 (refer to note 1c), did not have any impact on the group’s accounting policies and did not require retrospective adjustments.

Upcoming changes in IFRS

Upcoming changes in IFRS

The most significant upcoming change to IFRS that could impact ING, comprises IFRS 16 ‘Leases’.

IFRS 16 ‘Leases’

In January 2016, the IASB issued IFRS 16 ‘Leases’ the new accounting standard for leases. The new standard is effective for annual periods beginning on or after 1 January 2019 and will replace IAS 17 ‘Leases’ and IFRIC 4 ‘Determining whether an Arrangement contains a Lease’. For lessee accounting, the new standard removes the distinction between operating or finance leases. All leases will be recognised on the statement of financial position with the exemptions for short-term leases with a lease term of less than 12 months and leases of low-value assets (for example mobile phones or laptops). A lessee is required to recognise a right-of-use asset representing its right to use the underlying leased asset and a lease liability representing its obligation to make lease payments. The main reason for this change is that this approach will result in a more comparable representation of a lessee’s assets and liabilities in relation to other companies and, together with enhanced disclosures, will provide greater transparency of a lessee’s financial leverage and capital employed. The standard permits a lessee to choose either a full retrospective or a modified retrospective transition approach. Furthermore the standard provides some practical expedients and exemptions to ease the costs of transition. ING has decided to elect the modified retrospective approach and will make use of several practical expedients and exemptions. Lessor accounting remains substantially unchanged. ING Group will adopt the standard at its effective date and is currently preparing for implementation of this standard.

For further information, reference is made to Note 1 ‘Accounting policies, b) Upcoming changes in IFRS after 2017’ in the Consolidated financial statements as included in the 2017 Annual Report on Form 20-F of ING Group.

Changes to accounting policies in 2018

Changes to accounting policies in 2018

IFRS 9 ‘Financial instruments’

ING Group has applied the classification, measurement, and impairment requirements of IFRS 9 retrospectively as of 1 January 2018 by adjusting the opening balance sheet and opening equity at 1 January 2018. ING Group decided not to restate comparative periods as permitted by IFRS 9. ING Group early adopted the amendment to IFRS 9, otherwise effective 1 January 2019, which allows financial assets with prepayment features that permit or require a party to a contract either to pay or receive reasonable compensation for the early termination of the contract, to be measured at amortised cost or at fair value through other comprehensive income. ING Group decided to continue to apply the hedge accounting guidance of IAS 39 as explicitly permitted by IFRS 9. The revised hedge accounting disclosures as required by IFRS 7 ‘Financial Instruments: Disclosures’ as per 1 January 2018 have been implemented across ING Group.

a)	IFRS 9 ‘Financial instruments’ – Impact of adoption

Transition

Changes in accounting policies resulting from the adoption of IFRS 9 have been applied retrospectively, except as described below:

•	Comparative periods have not been restated. Differences in the carrying amounts of financial assets and financial liabilities resulting from the adoption of IFRS 9 are recognised in retained earnings and reserves as at 1 January 2018. Accordingly, the information presented for 2017 does not reflect the requirements of IFRS 9 and therefore is not comparable to the information presented for 2018 under IFRS 9;

•	The following assessments have been made on the basis of the facts and circumstances that existed at the date of initial application:

•	the determination of the business model within which a financial asset is held;

•	the designation and revocation of previous designations of certain financial assets and financial liabilities as measured at fair value through profit or loss (FVTPL);

•	the designation of certain investments in equity instruments not held for trading as at fair value through other comprehensive income (FVOCI); and

•	for financial liabilities designated as at FVTPL, the determination of whether presenting the effects of changes in the financial liability’s credit risk in other comprehensive income (OCI) would create or enlarge an accounting mismatch in profit or loss.

ING continues to test and refine the new accounting processes, internal controls and governance framework necessitated by the adoption of IFRS 9. Therefore the estimation of the IFRS 9 impact has changed slightly compared to what was presented in the Annual Report 2017 on Form 20-F of ING Group.

The following table reconciles the carrying amounts under IAS 39 to the carrying amounts under IFRS 9 on transition to IFRS 9 on 1 January 2018.

Reconciliation of carrying amounts of financial assets and financial liabilities on the date of initial application of IFRS 9

	Ref	Carrying amount 31 December 2017 IAS 39	Reclassfication[1]	Remeasurement	Carrying amount 1 January 2018 IFRS 9
Cash and balances with central banks		21,989	3		21,992
Loans and advances to banks		28,811	(122)	2	28,691
Trading assets	E	116,748	(51,264)		65,484
Non-trading derivatives		2,231	577		2,808
Loans and advances at fair value through profit or loss	C, E	2,500	54,092	31	56,623
Debt securities at fair value through profit or loss	C	1,738	1,487	(96)	3,129
Equity securities at fair value through profit or loss	D	4	184	16	204
Available-for-sale	A,C,D	69,730	(69,730)	0	0
Debt securities at fair value through other comprehensive income	A	0	30,459	(22)	30,437
Equity securities at fair value through other comprehensive income	D	0	3,800	0	3,800
Loans and advances at fair value through other comprehensive income	B	0	3,131	233	3,364
Securities at amortised cost	A	9,343	39,975	(838)	48,480
Loans and advances to customers	B,C	571,909	(8,372)	(761)	562,776
Other assets (financial and non-financial)		18,875	(4,220)	300	14,955

Total assets		843,878	—	(1,135)	842,743

Deposits from banks		36,821	108		36,929
Customer deposits		539,828	53		539,881
Trading liabilities	E	73,596	(35,362)	0	38,234
Non-trading derivatives		2,331	326	0	2,657
Financial liabilities designated at fair value through profit or loss	E	11,215	37,264	0	48,479
Other liabilities (financial and non-financial)		18,889	(3,370)	(77)	15,442
Deb securities in issue		96,086	740		96,826
Subordinated loans		15,968	241		16,209

Total liabilities		794,734	—	(77)	794,657

1	Includes the reclassification of accrued interest from other assets and other liabilities to the corresponding balance sheet item of the host contract.

ING Group’s accounting policies on the classification of financial instruments under IFRS 9 are set out in note 1b. As a result of the combined application of the business model analysis and solely payments of principal and interest (SPPI) test, the classification and measurement of the following portfolios has changed:

A.

The available-for-sale (AFS) investment portfolio, was split into a portfolio classified at amortised cost (AC) and a portfolio at FVOCI. The reclassification from AFS to AC resulted in a reduction of the unrealised revaluation gains in equity at transition date.

B.

For a specific mortgage portfolio, the measurement changed from AC to FVOCI as it meets the hold to collect and sell (HtC&S) business model requirements. As the fair value of the portfolio is higher than the AC, this had a positive impact on equity; and

C.

Certain debt securities and loans previously booked at AC or AFS are measured at FVPL as the cash flows do not meet the SPPI test. This measurement change has a limited negative impact on equity at transition date.

Furthermore, there are a few portfolios for which only the classification on ING’s Consolidated statement of financial position has changed without impacting equity:

D.

For strategic equity instruments, ING decided to apply the option to irrevocably designate these at FVOCI, instead of the IFRS 9 default measurement of FVPL. FVOCI equity investments will have no recycling of the revaluation reserve anymore to the Statement Of Profit Or Loss (SOPL) upon disposal. For these instruments only dividend income continues to be recognised in the SOPL; and

E.

Certain reverse repurchase portfolios are classified as financial assets ‘Mandatorily at FVPL’ instead of Held for trading. ING will use the fair value option for the related repurchase financial liabilities.

Other Assets and Other Liabilities include the impact of reclassification of accrued interest from other assets and other liabilities to the corresponding balance sheet item of the host contract (reclassification) and the remeasurement impact on deferred tax assets and liabilities relating to the IFRS 9 changes.

Classification and measurement

The following table shows the original measurement categories in accordance with IAS 39 and the new measurement categories under IFRS 9 for the Group’s financial assets and financial liabilities as at 1 January 2018.

Classification and measurement of financial assets and financial liabilities on the date of initial application of IFRS 9 as at 1 January 2018

2018	Note	Orignal measurement under IAS 39	Orignal carrying amount under IAS 39	New carrying amount under IFRS 9[1]	New measurement under IFRS 9
Cash and balances with central banks		Amortised cost	21,989	21,992	Amortised cost	Cash and balances with central banks
Loans and advances to banks		Amortised cost	28,811	28,691	Amortised cost	Loans and advances to banks
Financial assets at FVTPL	2					Financial assets at FVPL
- trading assets		FVTPL	116,748	65,484	FVTPL (mandatorily)	- trading assets
- non-trading derivatives		FVTPL	2,231	2,808	FVTPL (mandatorily)	- non-trading derivatives
- other financial assets at FVTPL		FVTPL	4,242	2,162	FVTPL (designated)	- other financial assets at FVTPL
				57,795	FVTPL (mandatorily)	- other financial assets at FVTPL
Investments[2]
- equity securities (AFS)		FVOCI	3,983	n/a
- debt securities (AFS)		FVOCI	65,747	n/a
- debt securities (HTM)		Amortised cost	9,343	n/a
	3					Financial assets at FVOCI
			n/a	30,437	FVOCI	- debt securities
			n/a	3,800	FVOCI (designated)	- equity securities
			n/a	3,364	FVOCI	- loans and advances
	4		n/a	48,480	Amortised cost	Securities at amortised cost
Loans and advances to customers	5	Amortised cost	571,909	562,776	Amortised cost	Loans and advances to customers
Other assets		Amortised cost	18,875	14,955	Amortised cost	Other assets
Total assets			843,878	842,744		Total assets
Deposits from banks		Amortised cost	36,821	36,929	Amortised cost	Deposits from banks
Customer deposits		Amortised cost	539,828	539,881	Amortised cost	Customer deposits
Financial liabilities at FVTPL	8					Financial liabilities at FVTPL
- trading liabilities		FVTPL	73,596	38,234	FVTPL	- trading liabilities
- non-trading derivatives		FVTPL	2,331	2,657	FVTPL	- non-trading derivatives
- other financial liabilities at FVTPL		FVTPL	11,215	48,479	FVTPL (designated)	- other financial liabilities at FVTPL
Other liabilities		Amortised cost	18,889	15,442	Amortised cost	Other liabilities
Debt securities in issue	10	Amortised cost	96,086	96,826	Amortised cost	Debt securities in issue
Subordinated loans	10	Amortised cost	15,968	16,209	Amortised cost	Subordinated loans
Total liabilities			794,734	794,657		Total liabilities

1	Includes the reclassification of accrued interest from other assets and other liabilities to the corresponding balance sheet item of the host contract.
2	Investments represented all securities other than those measured at FVTPL under IAS 39. Under IFRS 9 these Investments are classified as Financial Assets at FVOCI or Securities at amortised cost.

Impairment

As a result of the new IFRS 9 impairment requirements, the loan loss provisions (LLP) increased by EUR 795 million.

The following table reconciles:

•	the closing impairment allowance for financial assets in accordance with IAS 39 and provisions for loan commitments and financial guarantee contracts in accordance with IAS 37 ‘Provisions, Contingent Liabilities and Contingent Assets’ as at 31 December 2017; to

•	the opening expected credit loss (ECL) allowance determined in accordance with IFRS 9 as at 1 January 2018.

Reconciliation of impairment allowance in accordance with IAS 39 to opening ECL allowance in accordance with IFRS 9

Allowance on:	31 December 2017 (IAS 39 / IAS 37)	Reclassfication	Remeasurement	1 January 2018 (IFRS 9)
Loans and advances to banks	8	0	(2)	6
Available-for-sale/Held-to-maturity debt investment securities and under IAS 39 reclassified to Securities at amortised cost under IFRS 9	0	0	5	5
Loans and advances to customers	4,515	(8)	761	5,269
Available-for-sale debt securities under IAS 39/financial assets at FVOCI under IFRS 9	0	0	20	20
Loans and advances to customers under IAS 39/ Loans and advances to customers at FVOCI under IFRS 9	0	8	0	8
Loan commitments and financial guarantee contracts issued	105	0	11	116

Total	4,628	0	795	5,423

The split of the ECL to different stages of ING Group’s portfolio is further detailed in the table below. The increase in the level of impairments due to the IFRS 9 transaction is mainly the result of IFRS 9 Stage 2 loans for which life time expected credit losses were calculated.

IFRS 9 transition impact impairments as at 1 January 2018[1]

In millions of euros	IAS 39 LLP	IFRS 9 impairment stages	IFRS 9 ECL increase	IFRS 9 ECL
Incurred but Not Reported (IBNR)	726	Stage 1 – 12 month ECL	81	438
		Stage 2 – Lifetime ECL	586	955
Individually assessed provisions	3,902	Stage 3 – Lifetime ECL	128	4,030

Total	4,628	Total	795	5,423

1	Includes provisions for the credit risk on contingent liabilities.

The table below shows approximate carrying amounts and loan loss provisions of loans and advances to customers per stage.

Expected Credit Losses loans and advances to customers per stage as at 1 January 2018

	Carrying amount	ECL
in millions of euros
Stage 1: 12-Month ECL	512,358	402
Stage 2: Lifetime ECL – not credit impaired	43,777	952
Stage 3: Lifetime ECL – credit impaired	11,909	3,915

Total	568,044	5,269

Total net impact of transition to IFRS9 on opening balance equity

The following table analyses the impact, net of tax, of transition to IFRS 9 on reserves and retained earnings. The impact relates to the liability credit reserve, the fair value reserve and retained earnings. There is no impact on other components of equity.

Impact (net of tax) of transition to IFRS 9 on reserves and retained earnings

in EUR million	Impact of adopting IFRS 9 at 1 January 2018
Liability credit reserve
Closing balance under IAS 39 (31 December 2017)	0
Reclassification of credit risk for financial liabilities designated as at FVTPL	(190)

Opening balance under IFRS 9 (1 January 2018)	(190)
Fair value reserve
Closing balance under IAS 39 (31 December 2017)	3,650
Reclassification of investment securities (debt) from available-for-sale to amortised cost	(568)
Reclassification of investment securities (equity) from available-for-sale to FVTPL	(42)
Reclassification of loans and advances to debt instruments at FVOCI	175

Opening balance under IFRS 9 (1 January 2018)	3,215
Share of associates, joint venture and other reserve
Closing balance under IAS 39 (31 December 2017)	2,527
Impact of application of IFRS 9	(28)

Opening balance under IFRS 9 (1 January 2018)	2,499
Retained earnings
Closing balance under IAS 39 (31 December 2017)	27,022
Reclassifications under IFRS 9[1]	182
Recognition of expected credit losses under IFRS 9 (including lease receivables, loan commitments and financial guarantee contracts)	(572)

Opening balance under IFRS 9 (1 January 2018)	26,632

1	Net amount of reclassifications to retained earnings, to and from fair value reserves and to liability credit reserves, due to changes in classification and measurement.

Presentation

IFRS 9 resulted in changes to IAS 1 for the presentation of Interest income for instruments calculated using the effective interest rate method. The revised presentation requires it be shown as a separate line item in the consolidated statement of profit or loss. To enhance the relevance of the interest disclosures, ING Group changed its separate presentation of interest (i.e. ‘split interest’) for trading derivatives, trading securities and trading loans / deposits (mainly repo’s) to presenting the full fair value movements in ‘Valuation results and net trading income’. Similar presentation was applied to interest expense. The presentation of accrued interest in the balance sheet was also changed so that it is no longer separately presented, but rather included in the corresponding balance sheet item of the host contract. The new interest presentation was applied prospectively together with the other requirements of IFRS 9.

b)	IFRS 9 Financial instruments – Accounting policies applied from 1 January 2018

Recognition and derecognition of financial instruments

Recognition of financial assets

Financial assets are recognised in the balance sheet when ING becomes a party to the contractual provisions of the instruments. Equity investments, debt securities financial assets and financial assets measured at fair value through profit or loss that require delivery within the time frame established by regulation or market convention (‘regular way’ purchases and sales) are recognised using trade date accounting. Trade date is the date on which ING commits to purchase or sell the asset. Loans and advances and repurchase agreements are recognised using settlement date accounting.

Derecognition of financial assets

Financial assets are derecognised when the rights to receive cash flows from the financial assets have expired or where ING Group has transferred substantially all risks and rewards of ownership. If ING Group neither transfers nor retains substantially all the risks and rewards of ownership of a financial asset, it derecognises the financial asset if it no longer has control over the asset. The difference between the carrying amount of a financial asset that has been extinguished and the consideration received is recognised in profit or loss.

Recognition of financial liabilities

Financial liabilities are recognised on the date that the entity becomes a party to the contractual provisions of the instrument.

Derecognition of financial liabilities

Financial liabilities are removed from the consolidated statement of financial position when the obligation specified in the contract is discharged, cancelled or expired. The difference between the carrying amount of a financial liability that has been extinguished and the consideration paid is recognised in the statement of profit or loss.

i)	Financial assets

General classification framework and initial measurement

From 1 January 2018, ING Group classifies its financial assets in the following measurement categories:

•	those to be measured subsequently at fair value (either through OCI, or through profit or loss); and

•	those to be measured at amortised cost (AC).

At initial recognition, the ING Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in the statement of profit or loss.

Debt instruments

The classification depends on the entity’s business model for managing the financial assets and the contractual terms of the cash flows at initial recognition.

Business models

Business models are classified as either Hold to Collect (HtC), Hold to Collect and Sell (HtC&S) or Other depending on how a portfolio of financial instruments as a whole is managed. ING Group’s business models are based on the existing management structure of the bank, and refined based on an analysis of how businesses are evaluated and reported, how their specific business risks are managed and on historic and expected future sales.

Sales are permissible in a HtC business model when these are made due to an increase in credit risk, take place close to the maturity date, are insignificant in value (both individually and in aggregate) or are infrequent.

Assessing whether contractual cash flows are solely payments of principal and interest (SPPI)

The contractual cash flows of a financial asset are assessed to determine whether they represent SPPI. Interest includes consideration for the time value of money, credit risk and also consideration for liquidity risk and costs associated with holding the financial asset for a particular period of time. In addition, interest can include a profit margin that is consistent with a basic lending arrangement. Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are SPPI.

In assessing whether the contractual cash flows are SPPI, ING Group considers the contractual terms of the instrument. This includes assessing whether the financial asset contains a contractual term that could change the timing or amount of contractual cash flows such that it would not meet this condition. In making the assessment, terms such as the following are considered:

•	prepayment terms. For example a prepayment of an outstanding principal amount plus a penalty capped to three or six months of interest;

•	leverage features, which increase the variability of the contractual cash flows with the result that they do not have the economic characteristics of interest. An example is a Libor contract with a multiplier of 1.3;

•	terms that limit ING Group’s claim to cash flows from specified assets – e.g. non-recourse asset arrangements. This could be the case if payments of principal and interest are met solely by the cash flows generated by the underlying asset, for example in real estate, shipping and aviation financing; and

•	features that modify consideration of the time value of money. These are contracts with for example an interest rate which is reset every month to a one-year rate. ING Group performs either a qualitative or quantitative benchmark test on a financial asset with a modified time value of money element. A qualitative test is performed when it is clear with little or no analysis whether the contractual cash flows solely represent SPPI.

There are three measurement categories into which the group classifies its debt instruments:

•	Amortised cost:

Debt instruments that are held for collection of contractual cash flows under a HtC business model where those cash flows represent SPPI are measured at amortised cost. Interest income from these financial assets is included in Interest income using the effective interest rate method. Any gain or loss arising on derecognition is recognised directly in profit or loss. Impairment losses are presented as a separate line item in the consolidated statement of profit or loss.

•	FVOCI:

Debt instruments that are held for collection of contractual cash flows and for selling the financial assets under a HtC&S business model, where the assets’ cash flows represent SPPI, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognised in profit or loss. When the financial asset is derecognised, the cumulative gain or loss previously recognised in OCI is reclassified from equity to profit or loss and recognised in Investment income or Other income based on the specific characteristics of the business model. Interest income from these financial assets is included in Interest income using the effective interest rate method. Impairment losses are presented as a separate line item in the statement of profit or loss.

•	FVPL:

Debt instruments that do not meet the criteria for amortised cost or FVOCI are measured at FVPL. This includes debt instruments that are held for trading. The interest result on a debt instrument that is part of a hedge relationship, but not subject to hedge accounting, is recognised in profit or loss and presented within interest income or interest expense in the period in which it arises. Fair value movements on trading loans and deposits (mainly repo’s) are presented fully within valuation result and net trading income. ING Group may in some cases, on initial recognition, irrevocably designate a financial asset that otherwise meets the requirements to be measured at AC or at FVOCI as at FVPL if doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise. The interest result on financial assets designated as at FVPL is recognised in profit or loss and presented within interest income or interest expense in the period in which it arises.

ING Group reclassifies debt investments when, and only when, its business model for managing those assets changes.

Equity instruments

All equity investments are measured at fair value. ING Group applies the fair value through OCI option to the investments which are considered as strategic investments, consisting of investments that add value to ING Group’s core banking activities.

There is no subsequent recycling of fair value gains and losses to profit or loss following the derecognition of the investment if elected to measure the equity investments as FVOCI. Dividends from such investments continue to be recognised in profit or loss as Investment income when the group’s right to receive payments is established. Impairment requirements are not applicable to equity investments measured as FVOCI.

Other remaining investments are measured at FVPL since they are not part of ING’s core banking activities. All changes in the fair value are recognised in Valuation result and net trading income in the consolidated statement of profit or loss as applicable.

ii)	Financial liabilities

Financial liabilities are classified and subsequently measured at amortised cost, except for financial guarantee contracts, derivatives and liabilities designated at FVPL. Financial liabilities that are measured at FVPL are presented as follows:

•	the amount of change in the fair value that is attributable to changes in own credit risk of the liability is presented in OCI. Upon derecognition this debt valuation adjustment (DVA) impact does not recycle from OCI to profit or loss; and

•	the remaining amount of change in the fair value is presented in profit or loss.

A financial guarantee contract is a contract that requires ING Group to make specified payments to reimburse the holder for a loss it incurs because a specified debtor fails to make payment when due in accordance with the original or modified terms of a debt instrument. Such a contract is initially recognised at fair value and is subsequently measured at the higher of (a) the amount determined in accordance with impairment provisions of IFRS 9 (see section “Impairment of financial assets”) and (b) the amount initially recognised less, when appropriate, cumulative amortisation recognised in accordance with the revenue recognition principle of IFRS 15.

iii)	Derivatives and hedge accounting

Derivatives are initially recognised at fair value on the date on which a derivative contract is entered into and are subsequently measured at fair value. Fair values are obtained from quoted market prices in active markets, including market transactions and valuation techniques (such as discounted cash flow models and option pricing models), as appropriate. All derivatives are carried as assets when their fair value is positive and as liabilities when their fair value is negative. Fair value movements on derivatives, are presented in profit or loss in Valuation result and net trading income, except for derivatives in either a formal hedge relationship and so-called economic hedges that are not in a formal hedge accounting relationship where a component is presented separately in interest result in line with ING’s risk management strategy.

Embedded derivatives are separated from financial liabilities and other non-financial contracts and accounted for as a derivative if, and only if:

a) the economic characteristics and risks of the embedded derivative are not closely related to the economic characteristics and risks of the host contract;

b) a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and

c) the combined instrument is not measured at fair value with changes in fair value reported in profit or loss.

If an embedded derivative is separated, the host contract is accounted for as for a similar free-standing contract.

ING Group decided to continue to apply the hedge accounting guidance of IAS 39 as explicitly permitted by IFRS 9. The revised hedge accounting disclosures as required by IFRS 7 as per 1 January 2018 have been implemented across ING Group.

iv)	Impairment of financial assets

An ECL model is applied to on-balance sheet financial assets accounted for at amortised cost and FVOCI such as loans, debt securities and lease receivables, as well as off-balance sheet items such as undrawn loan commitments, certain financial guarantees, and undrawn committed revolving credit facilities. Under the ECL model ING Group calculates the allowance for credit losses (loan loss provision, LLP) by considering on a discounted basis the cash shortfalls it would incur in various default scenarios for prescribed future periods and multiplying the shortfalls by the probability of each scenario occurring. The LLP is the sum of these probability-weighted outcomes and the ECL estimates are unbiased and include supportable information about past events, current conditions, and forecasts of future economic conditions. ING Group’s approach leveraged the existing regulatory capital models that use the Advanced Internal Ratings Based (AIRB) models for regulatory purposes. For other portfolios that use the Standardised Approach (SA) to calculate regulatory capital, ING developed new ECL models.

Three stage approach

Financial assets are classified in any of the below 3 Stages at a quarterly reporting date. A financial asset can move between Stages during its lifetime. The Stages are based on changes in credit quality since initial recognition and defined as follows:

•	Stage 1: 12 month ECL

Financial assets that have not had a significant increase in credit risk since initial recognition (i.e. no Stage 2 or 3 triggers apply). Assets are classified as stage 1 upon initial recognition (with the exception of purchased or originated credit impaired (POCI) assets) and a provision for ECL associated with the probability of default (PD) events occurring with the next 12 months (12 months ECL). For those financial assets with a remaining maturity of less than 12 months, a PD is used that corresponds to the remaining maturity;

•	Stage 2: Lifetime ECL – not credit impaired

Financial assets showing a significant increase in credit risk since initial recognition. A provision is made for the life time ECL representing losses over the life of the financial instrument (lifetime ECL); or

•	Stage 3: Lifetime ECL – credit impaired

Financial instruments that move into Stage 3 once credit impaired require a life time provision.

Significant increase in credit risk

A financial asset moves from Stage 1 to Stage 2 when there is a significant increase in credit risk since initial recognition. ING Group established a framework which incorporates quantitative and qualitative information to identify this on an asset level applying a relative assessment. Each financial asset is assessed at the reporting date on the triggers for significant deterioration. ING Group assesses significant increase in credit risk using:

•	delta in the lifetime probability of default;

•	forbearance status;

•	watch list status. Loans on the watch list are individually assessed for Stage 2 classification;

•	intensive care management;

•	internal rating;

•	arrears; and the

•	more than 30 days past due backstop for Stage 1 to Stage 2 transfers.

The delta in lifetime probability of default is the main trigger for movement between Stage 1 and Stage 2. The trigger compares lifetime probability of default at origination versus lifetime probability of default at reporting date, considering the remaining maturity. Assets can move in both directions, meaning that they will move back to Stage 1 or Stage 2 when the Stage 2 or Stage 3 triggers are not applicable anymore (taking into account the regulatory probation periods). The stage allocation is implemented in the central credit risk systems.

Macroeconomic scenarios

ING has established a quarterly process whereby forward-looking macroeconomics scenarios and probability weightings are developed for ECL calculation purposes. ING Group applies data predominantly from a leading service provider enriched with the internal ING Group view. A baseline, up-scenario and a down-scenario are determined to reflect an unbiased and probability-weighted ECL amount. As a baseline scenario, ING Group applies the market-neutral view combining consensus forecasts for economic variables such as unemployment rates, GDP growth, house prices, commodity prices, and short-term interest rates. Applying market consensus in the baseline scenario ensures unbiased estimates of the expected credit losses.

The alternative scenarios are based on observed forecast errors in the past, adjusted for the risks affecting the economy today and the forecast horizon. The probabilities assigned are based on the likelihoods of observing the three scenarios and are derived from confidence intervals on a probability distribution. The scenarios are adjusted on a quarterly basis.

Measurement of ECL

ING Group’s expected loss models (PD, LGD, EAD) used for regulatory capital, economic capital and collective provisions are adjusted for removal of embedded prudential conservatism (such as floors), provide forward-looking point in time estimates based on macroeconomic predictions and a 12 months or life time view of credit risk where needed. Lifetime features are default behaviour over a longer horizon, full behaviour after the default moment, repayment schedules and early settlements. For most financial instruments, the expected life is limited to the remaining maturity. For overdrafts and certain revolving credit facilities, such as credit cards, open ended assumptions are taken as these do not have a fixed term or repayment schedule.

ING Group applies a PD x EAD x LGD approach incorporating the time value of money to measure ECL. A forward-looking approach on a 12 month horizon is applied for Stage 1 assets. For Stage 2 assets a lifetime view on the credit is applied. The Lifetime Expected Loss (LEL) is the discounted sum of the portions of lifetime losses related to default events within each time window of 12 months till maturity. For Stage 3 assets the PD equals 100% and the Loss Given Default (LGD) and Exposure At Default (EAD) represent a lifetime view of the losses based on characteristics of defaulted facilities.

Definition of default

ING Group uses the definition for defaulted financial assets which is used for internal risk management purposes and has aligned the definition of credit impaired under IFRS 9 (Stage 3) with the definition of default for prudential purposes.

The definition of default may differ across products and considers both quantitative and qualitative factors, such as the terms of financial covenants and days past due. For retail and wholesale borrowers default occurs when the borrower is more than 90 days past due on any material obligation to ING Group, and/or ING Group considers the borrower unlikely to make its payments in full without recourse action on ING Group’s part, such as taking formal possession of any collateral held.

Credit impaired financial assets (Stage 3)

Financial assets are assessed for credit-impairment at each reporting date and more frequently when circumstances warrant further assessment. Evidence of credit-impairment may include indications that the borrower is experiencing significant financial difficulty, a breach of contract, probability of bankruptcy or other financial reorganization, as well as a measurable decrease in the estimated future cash flows evidenced by the adverse changes in the payment status of the borrower or economic conditions that correlate with defaults.

An asset that is in stage 3 will move back to stage 2 when, as at the reporting date, it is no longer considered to be credit-impaired. The asset will migrate back to stage 1 when its credit risk at the reporting date is no longer considered to have increased significantly from initial recognition.

When a financial asset has been identified as credit-impaired, expected credit losses are measured as the difference between the asset’s gross carrying amount and the present value of estimated future cash flows discounted at the instrument’s original effective interest rate. For impaired financial assets with drawn and undrawn components, expected credit losses also reflect any credit losses related to the portion of the loan commitment that is expected to be drawn down over the remaining life of the instrument. When a financial asset is credit-impaired, interest ceases to be recognised on the regular accrual basis, which accrues income based on the gross carrying amount of the asset. Rather, interest income is calculated by applying the original effective interest rate to the amortised cost of the asset, which is the gross carrying amount less the related loan loss provision.

The loan loss provision for credit-impaired loans in Stage 3 are established at the borrower level, where losses related to impaired loans are identified on individually significant loans, or collectively assessed and determined through the use of portfolio-based rates, without reference to particular loans.

Individually assessed loans (Stage 3)

ING Group estimates individual impairment provisions for individually significant credit impaired financial assets within Stage 3. Individual provisions are calculated using the discounted expected future cash flow method. To determine expected future cash flows, one or more scenarios are used. Each scenario is analysed based on the probability of occurrence and including forward looking information.

The best estimate of loan loss is calculated as the weighted average of the shortfall (gross carrying amount minus discounted expected future cash flow using the original effective interest rate) per scenario. The expected future cash flows are based on the restructuring officers’ best estimate when recoveries are likely to occur. Recoveries can be from different sources including repayment of the loan, additional drawing, collateral recovery, asset sale etc. Cash flows from collateral and other credit enhancements are included in the measurement of the expected credit losses of the related financial asset when it is part of or integral to the contractual terms of the financial asset and the credit enhancement is not recognised separately. The estimation of future cash flows are subject to significant estimation uncertainty and assumptions.

Collectively assessed loans (Stages 1 to 3)

Loans that are collectively assessed are grouped on the basis of similar risk characteristics, taking into account loan type, industry, geographic location, collateral type, past due status and other relevant factors. The collectively-assessed loan loss provision reflects: (i) the expected amount of principal and interest calculated under the terms of the original loan agreement that will not be recovered, and (ii) the impact of time delays in collecting principal and/or interest (time value of money).

Purchase or Originated Credit Impaired (POCI) assets

POCI assets are financial assets that are credit-impaired on initial recognition. Impairment on a POCI asset is determined based on lifetime ECL from initial recognition. POCI assets are recognised initially at an amount net of impairments and are measured at amortised cost using a credit-adjusted effective interest rate. In subsequent periods any changes to the estimated lifetime ECL are recognised in the income statement. Favourable changes are recognised as an impairment gain even if the lifetime ECL at the reporting date is lower than the estimated lifetime ECL at origination.

Write-off and debt forgiveness

Loans and the related ECL are written off, either partially or in full, when there is no realistic prospect of recovery. Write-offs are made:

•	after a restructuring has been completed and there is a high improbability of recovery of part of the remaining loan exposure (including partial debt waivers);

•	in a bankruptcy liquidation scenario (not as a result of a reorganisation);

•	when there is a high improbability of recovery of the remaining loan exposure or certainty that no recovery can be realised;

•	after divestment or sale of a credit facility at a discount;

•	upon conversion of a credit facility into equity; or

•	ING Group releases a legal (monetary) claim it has on its customer.

Presentation of impairment

Loss allowances for financial assets measured at amortised cost are deducted from the gross carrying amount of the assets. For debt securities at FVOCI, the loss allowance is recognised in OCI, instead of deducting the carrying amount of the asset. Impairment losses on debt securities measured at amortised cost is presented in profit or loss in addition to loan loss provision.

Significant judgements and critical accounting estimates and assumptions:

Considerable judgement is exercised in determining the extent of the loan loss provision (impairment) for financial assets assessed for impairment both individually and collectively. The loan loss provision for financial assets are based on assumptions about risk of default and expected loss rates. ING Group uses judgement in making these assumptions and selecting the inputs to the impairment calculation, based on the Group’s past history, existing market conditions as well as forward-looking estimates at the end of each reporting period. Changes in such judgements and analyses may lead to changes in the loan loss provisions over time. The key judgement areas are:

•	Assumptions used to measure expected credit losses, including the use of forward-looking and macro-economic information for individual and collective impairment assessment:

Individually assessed loans (Stage 3): Individual provisions are calculated using the discounted expected future cash flow method. To determine expected future cash flows, one or more scenarios are used. Each scenario is analysed based on the probability of occurrence and including forward looking information. In determining the scenarios, all relevant factors impacting the future cash flows are taken into account. These include expected developments in credit quality, business and economic forecasts, and estimates of if/when recoveries will occur, taking into account the structure of the financial asset and ING’s restructuring/recovery strategy. The macroeconomic forecast is captured, as the expected future macroeconomic situation serves as basis for the cash flows in the scenarios. For the individual assessment, with granular (company- or deal-specific) scenarios, specific factors can have a larger impact on the future cash flows than macroeconomic factors (i.e. for the country as a whole).

Collectively assessed loans (Stages 1 to 3): For the purposes of a collective evaluation of impairment, financial assets are grouped on the basis of similar credit risk characteristics. Those characteristics are relevant to the estimation of future cash flows for groups of such assets by being indicative of the debtors’ ability to pay all amounts due according to the contractual terms of the assets being evaluated. Expected future cash flows in a portfolio of financial assets that are collectively evaluated for impairment, are estimated on the basis of the contractual cash flows of the assets in the portfolio and historical loss experience for assets with credit risk characteristics similar to those in the portfolio. The methodology and assumptions used for estimating future cash flows are reviewed regularly to reduce any differences between loss estimates and actual loss experience. The outcome of the models reflects forward looking and macro-economic information.

The use of different assumptions could produce significantly different estimates of ECL. As the inclusion of forward-looking macroeconomic scenarios requires judgement, a Macroeconomic scenarios team and a Macroeconomic scenarios expert panel were established. The Macroeconomics scenarios team is responsible for the macroeconomic scenarios used for IFRS 9 ECL purposes with a challenge by the Macroeconomic scenarios expert panel. This ensures that the macroeconomic scenarios are sufficiently challenged and that key economic risks, including immediate short term risks, are taken into consideration when developing the macroeconomic scenarios used in the calculation of ECL. The Macroeconomic scenarios expert panel is a diverse team composed of senior management representatives from the Business, Risk and Finance.

•	The criteria for identifying a significant increase in credit risk:

When determining whether the credit risk on a financial asset has increased significantly, ING Group considers reasonable and supportable information available to compare the risk of default occurring at the quarterly reporting date with the risk of a default occurring at initial recognition of the financial asset. Significant judgement is required to determine the criteria for a significant increase in credit risk.

•	The definition of default:

Judgement is exercised in management’s evaluation of whether there is objective evidence that an impairment loss on an asset has been incurred. Significant judgement is required in assessing evidence of credit-impairment and estimation of the amount and timing of future cash flows when determining expected credit losses.

c)	IFRS 15 ‘Revenue from Contract with Customers’ – Impact of adoption

IFRS 15 is effective for annual periods beginning on or after 1 January 2018. IFRS 15 introduces a five-step approach for recognising revenue as and when the agreed performance obligations are satisfied. Agreed performance obligations are individual promises made to the customer that deliver benefit from the customer’s perspective. Revenue should either be recognised at a point-in-time or over-time depending on the service being delivered to the customer. The adoption of IFRS 15 had no significant impact on ING Group’s results or financial position.

ING’s net fee and commission income for the first 6 months of EUR 1,377 million in total is composed of EUR 2,037 million revenues and EUR 660 million expenses. The main revenue categories by product or service are fees from funds transfer of EUR 647 million (first six months 2017: EUR 577 million), fees from securities business of EUR 304 million (first 6 months of 2017: EUR 291 million), fees from brokerage and advisory fees of EUR 270 million (first 6 months of 2017: EUR 276 million). Other fees of EUR 816 million in total mainly include commission fees in respect of bank guarantees, underwriting syndicated loans and lending fees. Reference is made to Note 20 ‘Segments’ which includes net fee and commission income, as reported to the Executive Board of ING Group and the Management Board of ING Bank, disaggregated by line of business and by geographical segment.

Notes to the Condensed consolidated statement of financial position